EXHIBIT 10.3

FOURTH AMENDMENT TO AMENDED AND RESTATED
RECEIVABLES PURCHASE AND ADMINISTRATION AGREEMENT
THIS FOURTH AMENDMENT TO AMENDED AND RESTATED RECEIVABLES PURCHASE AND ADMINISTRATION AGREEMENT, dated as of May 18, 2017 (this “Amendment”), is by and among T-MOBILE HANDSET FUNDING LLC (the “Transferor”), as transferor, T-MOBILE FINANCIAL LLC (“Finco”), individually and as servicer, T-MOBILE US, INC., as guarantor (the “Guarantor”), ROYAL BANK OF CANADA, as Administrative Agent (the “Administrative Agent”), and the various Funding Agents party to the RPAA referenced below.
RECITALS:
WHEREAS, the parties hereto have entered into the Amended and Restated Receivables Purchase and Administration Agreement, dated as of June 6, 2016, as amended by the First Amendment to Amended and Restated Receivables Purchase and Administration Agreement, dated as of July 27, 2016, the Second Amendment to Amended and Restated Receivable Purchase and Administration Agreement, dated as of October 31, 2016 and the Third Amended to the Amended and Restated Receivables Purchase and Administration Agreement, dated as of December 23, 2016 (as amended, supplemented or otherwise modified from time to time, the “RPAA”); and
WHEREAS, the parties hereto wish to amend the RPAA as set forth in this Amendment.
NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants hereinafter set forth and intending to be legally bound hereby, agree as follows:
ARTICLE 1

DEFINITIONS
Section 1.01Capitalized Terms. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed thereto in the RPAA.
ARTICLE 2
AMENDMENTS
Section 2.01Amendments to the RPAA.
(a)Section 1.1 of the RPAA is hereby amended by addition of the following definition in correct alphabetical order:
“No-Service Receivable” shall mean a Transferred Receivable where, in accordance with the Credit and Collection Policies (i) the related Obligor has requested cancellation of such Obligor’s wireless service, (ii) such request is accepted by the Servicer or its applicable Affiliate without payment in full of amounts owing under the related Credit Agreement, and (iii) all Scheduled Payments and other amounts due under the remaining Credit Agreement remain outstanding and payable by such Obligor following such cancellation of wireless service. For the avoidance of doubt, a Transferred Receivable becomes a No-Service Receivable on the date on which the Servicer accepts such request in accordance with the Credit and Collection Policies.”
(b)Section 1.1 of the RPAA is hereby amended by amending and restating the definition of “Default Ratio” to read as follows:
““Default Ratio” shall mean, at the end of any Collection Period, the product of (a) 12 times (b) the quotient of (i) the aggregate of the Receivable Balances of the Transferred Receivables that became Defaulted Receivables or No-Service Receivables during the Collection Period over (ii) the Pool Balance at the beginning of the Collection Period.”
(c)Section 1.1 of the RPAA is hereby amended by amending and restating clause (j) of the definition of “Eligible Receivable” to read as follows:
“(j) has a Credit Agreement that relates to a service agreement for airtime service provided by an Affiliate of the Servicer, a termination of which service agreement by the related Obligor causes acceleration of amounts due under the Credit Agreement, unless such Receivable is reclassified as a No-Service Receivable in accordance with the Credit and Collection Policies;”
(d)Annex A of the RPAA is hereby amended by addition of the following clause (d) to the definition of “Excess Concentrations”:
“(d) an amount equal to the aggregate Receivable Balances of No-Service Receivables.”

ARTICLE 3
CREDIT AND COLLECTION POLICIES ACKNOWLEDGEMENT
Section 3.01Credit and Collection Policies Acknowledgment.
(a)The parties hereto acknowledge and agree that the Credit and Collection Policies shall be amended to allow Receivables to become No-Service Receivables.
(b)Finco hereby certifies to the Administrative Agent and the Owners, as of the date hereof, that it believes that the amendment to the Credit and Collection Policies referred to in clause (a) above is not reasonably likely to materially adversely affect the collectability of the Transferred Receivables (or any Related Rights), or materially decrease the credit quality of any new Transferred Receivables (in each case, taken as a whole).

ARTICLE 4
EFFECTIVENESS; RATIFICATION
Section 4.01Effectiveness. This Amendment shall become effective, and this Amendment thereafter shall be binding on the parties hereto and their respective successors and assigns, as of the date first set forth above upon the execution and delivery of counterparts by the parties hereto.
Section 4.02 Incorporation; Ratification.
(a)On and after the execution and delivery hereof, this Amendment shall be a part of the RPAA and each reference in the RPAA to “this Agreement” or “hereof”, “hereunder” or words of like import, and each reference in any other Related Document to the RPAA shall mean and be a reference to such RPAA as previously amended, and as amended, modified and consented to hereby.
(b)Except as expressly provided herein, the RPAA shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.
(c)After giving effect to this Amendment, the Performance Guaranty previously executed and delivered by the Guarantor is and shall continue to be in full force and effect.

ARTICLE 5
MISCELLANEOUS
Section 5.01Representations and Warranties.
(a)The Transferor hereby represents and warrants to the Administrative Agent and the Owners that its representations and warranties set forth in Section 3.1 of the RPAA are true and correct in all material respects as of the date hereof.
(b)Finco hereby represents and warrants to the Administrative Agent and the Owners that its representations and warranties set forth in Section 3.1 and Section 3.3 of the RPAA are true and correct in all material respects as of the date hereof.
(c)The Guarantor hereby represents and warrants to the Administrative Agent and the Owners that its representations and warranties set forth in Section 3.4 of the RPAA are true and correct in all material respects as of the date hereof.
Section 5.02    No Other Amendments; Status of RPAA and Related Documents. The amendments set forth herein are limited as specified and shall not be construed as an amendment to any other term or provision of the RPAA. Nothing herein shall obligate the Administrative Agent, any Conduit Purchaser, Committed Purchaser or Funding Agent to grant (or consent to) any future amendment or waiver of any kind under or in connection with the RPAA or entitle the Transferor to receive any such amendment or waiver under the RPAA. Except as otherwise expressly provided herein, this Amendment shall not constitute a waiver of any right, power or remedy of the Owners, the Funding Agents or the Administrative Agent set forth in the RPPA and Related Documents, and except as expressly provided herein, this Amendment shall have no effect on any term or condition of the RPAA or Related Documents.
Section 5.03    Governing Law; Submission to Jurisdiction. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY AGREES TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE JUDGMENTS THEREOF. EACH OF THE PARTIES HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS.
Section 5.04    Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing such counterpart.
Section 5.05    Additional Designated Email Address. Finco hereby notifies the Administrative Agent that “Tatiana.Kuzmina1@T-Mobile.com” shall be an additional “Designated Email Address” for purposes of the RPAA.
[signatures on following page]

IN WITNESS WHEREOF, each of the parties hereto have caused a counterpart of this Amendment to be duly executed as of the date first above written.

T-MOBILE HANDSET FUNDING LLC as Transferor

By: /s/ Dirk Wehrse
Name: Dirk Wehrse Title: Senior Vice President, Treasury & Treasurer

T-MOBILE FINANCIAL LLC In its individual capacity and as Servicer

By: /s/ Dirk Wehrse
Name: Dirk Wehrse Title: Assistant Treasurer

T-MOBILE US, INC. as Guarantor

By: /s/ Dirk Wehrse
Name: Dirk Wehrse Title: Senior Vice President, Treasury & Treasurer

[Signature Page to Fourth Amendment to A&R RPAA]

ROYAL BANK OF CANADA as Administrative Agent

By: /s/ Austin J. Meier
Name: Austin J. Meier Title: Authorized Signatory

ROYAL BANK OF CANADA as a Funding Agent

By: /s/ Austin J. Meier
Name: Austin J. Meier Title: Authorized Signatory

[Signature Page to Fourth Amendment to A&R RPAA]

LANDESBANK HESSEN-THÜRINGEN GIROZENTRALE, as a Funding Agent

By: /s/ Björn Reinecke
Name: Björn Reinecke Title: Assistant Vice President

By: /s/ Bjoern Mollner
Name: Bjoern Mollner Title: Vice President

[Signature Page to Fourth Amendment to A&R RPAA]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as a Funding Agent

By: /s/ Luna Mills
Name: Luna Mills Title: Managing Director

[Signature Page to Fourth Amendment to A&R RPAA]

LLOYDS BANK PLC, as a Funding Agent

By: /s/ Johnathan Ferris
Name: Johnathan Ferris Title: Director

[Signature Page to Fourth Amendment to A&R RPAA]